                       VAN ECK WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------
                               1997 ANNUAL REPORT

Dear Fellow Shareholder:

We are pleased to report that in its first seven months of operation, the Worldwide Real Estate Fund posted impressive results in seeking to meet its objective of maximizing total return. From its inception on June 23, 1997, through December 31, 1997, your Fund rose 19.6%.* In addition, the Fund substantially outperformed the benchmark Salomon Smith Barney World Property Index, which declined 13.7% for the period. U.S. real estate mutual funds, as measured by Micropal, Inc. (a mutual fund evaluation service), gained 15.1% for the second half of 1997.

REVIEW OF REAL ESTATE MARKET CYCLES
A central investment thesis of your Fund is that real estate markets are very cyclical in nature-- shifting from periods of development to oversupply, then stabilization and recovery, depending on factors such as economic growth, employment, interest rates, etc. In addition, real estate markets are also extremely localized; one geographic region or property type may be in recovery while another is in decline. By actively managing the geographic and sector weightings in the Fund, we can take advantage of the opportunities presented by these localized cycles. As of December 31, 1997, approximately 75% of your Fund was invested in real estate equities of North America, 7% in Europe, 4% in the Far East and 14% in cash.

NORTH AMERICA
At 54% of net assets on December 31, 1997, the U.S. represented your Fund's largest country holding. The U.S. currently enjoys a healthy position in both its economy and the real estate cycle. Strong economic growth, solid corporate earnings growth and low interest rates helped propel the U.S. stock market to new highs in 1997, with the S&P 500 Index gaining 33.4%. The healthy fundamentals which underpinned the rising equity market last year were also very supportive to U.S. real estate equities, particularly low interest rates, which made the cost of borrowing very attractive. U.S. REITs (real estate investment trusts) posted a return of nearly 20% in 1997.

Throughout the year, the supply/demand dynamics continued to be extremely favorable in the U.S. full-service hotel and office property sectors, where your Fund was heavily weighted. These two sectors were among the best industry performers. Office rents and daily hotel rates increased dramatically as strong demand continued to outstrip supply growth. While good news for the hotel business, many traveling Americans found it increasingly difficult last year to find rooms and were forced to pay far more than they were accustomed to as hotel owners "auctioned off" a limited supply of rooms. By contrast, the retail real estate sector continued to suffer in 1997 from a glut of space; there are currently 20 square feet of retail shopping space per capita in America, far more than in other parts of the world. Given this, your Fund held modest weightings in U.S. retail real estate stocks. The Fund also had a relatively small weighting in U.S. apartments, given the shift in favor of home sales in the low interest rate environment.

Canadian real estate companies, including Canadian REITs, represented approximately 19% of your Fund at year end. As did the U.S., Canada enjoyed a very positive real estate market in 1997. The country appears to be approximately 12 to 18 months behind the U.S. in its economic recovery, and has been steadily moving from the recovery phase to the development phase within the real estate cycle. Most real estate sectors in Canada performed well last year, particularly the office sector where we saw rents spike upwards. Also, Canada's resurgent economy and renewed consumer confidence led to higher hotel occupancy rates and increased demand for retail shopping space. For the year, the return on Canadian real estate equities matched that of their U.S. counterparts.

EUROPE
At year end, your Fund held positions in France, the UK and Sweden, which in aggregate amounted to approximately 7% of the Fund's portfolio. Europe experienced steady economic growth in 1997 and generally its real estate markets are at attractive points in their cyclical recoveries. The core countries of Europe marched steadily toward European Monetary Union (EMU), scheduled by the Maastrich treaty to begin January 1999. This resulted in a continuing convergence of European interest rates as the region prepares for a single currency, the "euro." The UK--although not slated to join EMU at this time--enjoyed a very healthy economy and real estate sector. Your Fund was primarily invested in the office and hotel sectors. We see growing interest on the part of U.S. and multinational hotel corporations eager to gain access to overseas markets. In fact, several of the Fund's U.S. hotel REIT holdings have announced intentions to expand into Europe in 1998. In the office sector, several markets stabilized in 1997 and have begun to experience positive rent growth.

THE FAR EAST
The year was a challenging one for Asia. What began in July as a currency debacle among the Southeast Asian countries spread throughout Asia, and by October had impacted Hong Kong, South Korea and Japan, causing a global sell-off of equities. While the details vary by country, the region continues to suffer from high current account and fiscal deficits, excessive foreign currency borrowing to finance inefficient capital spending (including over-investment in property), and ongoing government interference in banking systems and capital markets. Even with International Monetary Fund bail-out packages in place for the region, investors have been wary to return to Asia.

Property stocks in Asia were devastated in 1997, with the region down nearly 40% in U.S. dollar terms. Several of the markets, most notably Thailand and Malaysia, continue to be plagued by severe over-investment in real estate. Singapore, although healthier, is also overbuilt and continues to suffer from the region's turmoil. Hong Kong is a bit of a paradox; supply/demand fundamentals in the residential property market, in particular, are strong, yet the overhanging threat of a Hong Kong dollar-peg failure has resulted in extremely high short-term interest rates and a severe correction in property stocks in the second half of 1997.

We have been cautious about Asia as a whole, and at December 31, 1997, had 4% of your Fund's portfolio in the Far East, all in Japan and Australia. Although overall the Far East was battered by economic and financial woes, real estate stocks in Japan and Australia had positive returns in 1997. Both markets demonstrated real estate stocks' low correlation to local equity markets. The real estate supply/demand fundamentals are generally positive in these markets; in Tokyo, vacancy rates are below 5% in prime, centrally located office buildings.

THE OUTLOOK
Going forward, we believe that the environment remains very favorable for global real estate investments. The sector will continue to offer attractive opportunities to play local market recoveries. Our preferred investments remain the North American full-service hotel, office and industrial sectors. We expect that U.S. REITs will deliver less robust returns than in recent years, as undervalued real estate becomes more scarce. Nevertheless, relatively strong earnings growth and outstanding earnings visibility should enable U.S. real estate stocks to post relatively attractive total returns in 1998. We expect to increase your Fund's weightings in both Europe and Asia in 1998, as we see good values and attractive cyclical recovery opportunities.

We thank you for your participation in the Worldwide Real Estate Fund and look forward to helping you meet your investment goals in the future.

[PHOTO]                 [PHOTO]

/s/ JOHN C. VAN ECK     /s/ KEVIN REID

John C. van Eck         Kevin L. Reid
Chairman                Portfolio Manager

January 30, 1998

                       VAN ECK WORLDWIDE REAL ESTATE FUND
                 vs. Salomon Smith Barney World Property Index


Van Eck Worldwide      Salomon Smith Barney
Real Estate Fund       World Property Index
6/97     10000               10000
7/97     11164               10206
8/97     11226                9713
9/97     12237               10180
10/97    12104                8807
11/97    12022                8741
12/97    12217                8583

                                                 SINCE
            *TOTAL RETURN  12/31/97            INCEPTION++
   -------------------------------------------------------
   Van Eck Worldwide Real Estate Fund+            19.6%
   -------------------------------------------------------
   Salomon Smith Barney World Property Index     -13.7%
   -------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.
The graph shows month-end net asset values; however, the net asset value fluctuates daily.
+ Performance does not reflect the impact of the Fund's expenses, as they have been fully reimbursed by the Adviser since the Fund's inception.
++Inception date for the Worldwide Real Estate Fund is 6/23/97. Returns are not
  annualized.
This graph compares an initial $10,000 investment in the Van Eck Worldwide Real Estate Fund made at its inception with a similar investment in the Salomon Smith Barney World Property Index.
THE SALOMON SMITH BARNEY WORLD PROPERTY INDEX IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS, BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

                       VAN ECK WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 1997

THE MACERICH COMPANY
(U.S. REIT, 3.4%)

Macerich has focused on the acquisition, redevelopment, management and leasing of regional malls since 1972. Its portfolio consists of 23 regional malls and three community centers totaling more than 19.1 million square feet. Since completing its initial public offering, Macerich's portfolio has grown 112%.

EQUITY RESIDENTIAL PROPERTIES TRUST (EQR)
(U.S. REIT, 3.0%)

Chicago-based EQR is the nation's largest multi-family REIT. EQR's portfolio includes 480 properties with over 136,000 units in 33 states. Stable occupancy levels of close to 95% and consistent growth in cash flow are the result of EQR's strategy to minimize asset and geographic concentration and to direct new investments into improving markets.

EQUITY OFFICE PROPERTIES TRUST (EOP)
(U.S. REIT, 3.0%)

EOP is a self-administered, self-advised REIT with more than 700 employees. It owns and operates 114 offices containing 39.8 million square feet and 16 parking facilities containing 16,304 parking spaces. Its office properties -- located in 35 suburban and central business districts in 20 states and Washington, D.C. -- enjoyed 92.5% occupancy rates in 1997. Since its initial public offering in July 1997, EOP has announced more than $1.2 billion in acquisitions.

AMB PROPERTY CORPORATION
(U.S. REIT, 3.0%)

Founded in 1983 to acquire and operate industrial properties and community shopping centers, AMB went public in mid-November and instantly became one of the largest REITs in the U.S. For its clients, AMB has acquired over 160 properties, representing approximately $3 billion and more than 57 million square feet. Its current portfolio includes 128 properties, totaling 43.6 million square feet, located in 24 markets.

LEGACY HOTELS REAL ESTATE INVESTMENT TRUST
(CANADA REIT, 2.8%)

Legacy offers high-quality investment exposure to Canada's first-class hotel industry at a very attractive time in the industry's cycle. Formed in 1997 by CP Hotels Corporation, Legacy is Canada's leading first-class hotel; its portfolio consists of 11 properties including the landmark Royal York Hotel, Toronto, Hotel Vancouver and Queen Elizabeth, Montreal.

CADILLAC FAIRVIEW CORPORATION
(CANADIAN C-CORP., 2.8%)

Cadillac Fairview is one of the largest real estate operating companies in North America, with over two decades of experience and approximately 46 million square feet owned, co-owned or under management in both the U.S. and Canada. Cadillac enjoys a significant presence in the Canadian shopping center and office building sectors. Its diversified portfolio, both by property type and geography, helps Cadillac weather varying economic cycles.

TRIZECHAHN CORPORATION
(CANADIAN C-CORP., 2.7%)

TrizecHahn acquires, develops, manages and owns income-producing commercial real estate. It is active in the office building sector in the U.S. and Canada, regional malls in the U.S., and development operations in Europe. TrizecHahn also holds a 15.7% interest in Barrick Gold. Its property portfolio consists of interests in 75 income-producing properties containing 58.7 million square feet.

STARWOOD LODGING
(U.S. REIT, 2.7%)

Starwood is primarily an owner/operator of full-service hotels. Starwood has a geographically diversified portfolio of hotel assets, including interests in 121 hotels with more than 33,000 rooms located in 34 states, Washington, D.C., Mexico and the UK. Many of its hotels are operated under licensing, membership of franchise or management agreements with national hotel organizations. (At the time of this writing, Starwood had acquired Westin and changed its name to Starwood Hotels & Resorts Trust; also, its acquisition of ITT Sheraton was pending.)

PATRIOT AMERICAN HOSPITALITY, INC.
(U.S. REIT, 2.7%)

Patriot American Hospitality, Inc. is based in Dallas, Texas and is the nation's second-largest hotel REIT with a portfolio comprised of 197 owned, managed, leased or franchised upscale hotels and resorts with more than 48,000 rooms. Its properties include Wyndham Hotels, Carefree Resorts, Grand Bay Hotels, Registry Resorts and ClubHouse Inns, among others. Patriot also provides management services for third-party owned hotels and resorts. (At the time of this writing, Patriot's acquisition of Interstate Hotels was pending.)

GROVE PROPERTY TRUST
(U.S. REIT, 2.6%)

Grove Property Trust is engaged in the acquisition, repositioning, management and operation of mid-priced multi-family communities in the Northeastern U.S. It is a fully integrated real estate organization with in-house acquisition, repositioning and renovation, financing, marketing, leasing and property management expertise. Grove's regional focus and its quality, experienced management team give it a strong competitive advantage in the highly fragmented Northeastern apartment market.

                               SECTOR WEIGHTINGS*
                ------------------------------------------------
                            AS OF DECEMBER 31, 1997


Office/Industrial            21.7%
Hotels                       21.2%
Diversified                  19.2%
Cash/Other                   14.3%
Retail                       10.4%
Residential                   7.2%
Specialty                     6.0%

* Sector weightings are shown as percentage of total net assets.

                           WORLDWIDE REAL ESTATE FUND
              SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1997
--------------------------------------------------------------------------------

           NO. OF                                       VALUE
COUNTRY    SHARES            SECURITIES (a)            (NOTE 1)
---------------------------------------------------------------
AUSTRALIA: 1.4%
            3,000  Westfield Holdings Ltd.             $11,523
                                                      --------
CANADA: 19.3%
            2,500  Avista Real Estate Investment
                     Trust (Installment Receipts)       11,192
              500  Brookfield Properties Corp.           8,342
            1,000  Cadillac Fairview Corporation+       23,500
            1,500  Cambridge Shopping Centres Ltd.      15,057
              500  Four Seasons Hotels, Inc.            15,813
            3,500  Legacy Hotels Real Estate
                     Investment Trust                   23,749
            1,500  O&Y Properties Corp.(Special
                     Warrants Expiring
                     10/10/98)(b)*+                      8,394
              500  Oxford Properties Group, Inc.        13,641
            2,500  Royal Host Real Estate Investment
                     Trust                              12,941
            1,000  TrizecHahn Corporation               23,188
            1,000  UniHost                               6,890
                                                      --------
                                                       162,707
                                                      --------
FRANCE: 3.2%
              100  Accor S.A.+                          18,577
               75  Societe Fonciere Lyonnaise            8,803
                                                      --------
                                                        27,380
                                                      --------
JAPAN: 2.4%
            1,000  Mitsubishi Estate Co. Ltd.           10,890
            1,000  Mitsui Fudoson Co. Ltd.               9,663
                                                      --------
                                                        20,553
                                                      --------
MEXICO: 2.0%
           15,000  Grupo Accion S.A. de C.V.            16,735
                                                      --------
SWEDEN: 1.2%
            1,000  Castellum AB                          9,957
                                                      --------
UNITED KINGDOM: 2.3%
            1,500  Millenium & Copthorne Hotels PLC     10,392
            3,500  Thistle Hotels PLC                    9,093
                                                      --------
                                                        19,485
                                                      --------
UNITED STATES: 53.9%
            1,000  AMB Property Corporation             25,125
              500  Arden Realty, Inc.                   15,375
              500  Brandywine Realty Trust              12,563
            1,000  Bridgestreet Accomodations, Inc.+    10,156
            1,000  Capital Senior Living Corp.+         10,438
              500  CapStar Hotel Company+               17,156
              500  Colonial Properties Trust            15,063
              500  Cornerstone Properties, Inc.          9,594
              800  Equity Office Properties Trust       25,250

           NO. OF                                       VALUE
COUNTRY    SHARES            SECURITIES (a)            (NOTE 1)
---------------------------------------------------------------
UNITED STATES (CONTINUED)
              500  Equity Residential Properties
                     Trust                             $25,281
              500  Excel Realty Trust, Inc.             15,750
              500  Felcor Suite Hotels, Inc.            17,750
            2,000  Grove Property Trust                 21,750
            1,000  Lexington Corporate Properties,
                     Inc.                               15,438
            1,000  Macerich Company (The)               28,500
              500  Mack-Cali Realty Corp.               20,500
              500  Parkway Properties, Inc.             17,156
              800  Patriot American Hospitality,
                     Inc.                               23,050
              700  Prentiss Properties Trust            19,556
              400  Public Storage, Inc.                 11,750
              500  S.L. Green Realty Corp.              12,965
              400  Starwood Lodging                     23,150
              700  Storage Trust Realty                 18,419
              500  Tower Realty Trust, Inc.             12,313
            1,000  United Dominion Realty Trust         13,938
            1,000  Westfield America, Inc.              17,000
                                                      --------
                                                       454,986
                                                      --------
TOTAL STOCKS AND OTHER INVESTMENTS: 85.7%
(Cost: $709,052)                                       723,326
                                                      --------
PRINCIPAL
AMOUNT             SHORT-TERM OBLIGATION: 17.7%
--------------------------------------------------------------
$150,000           U.S. Treasury Bill Interest Yield
                     5.17% due 2/05/98 (amortized
                     cost: $149,262)                   149,262
                                                      --------
TOTAL INVESTMENTS: 103.4% (COST $858,314)              872,588
OTHER ASSETS LESS LIABILITIES: (3.4%)                  (28,782)
                                                      --------
NET ASSETS: 100%                                      $843,806
                                                      ========


SUMMARY OF                        SUMMARY OF              %
INVESTMENTS            % OF       INVESTMENTS           OF NET
BY INDUSTRY         NET ASSETS    BY INDUSTRY           ASSETS
-----------------  -----------    ------------------    ------
Diversified            19.2%      Retail                 10.4%
Hotels                 21.2%      Specialty               6.0%
Office/Industrial      21.7%      U.S. Treasury Bill     17.7%
                                  Other assets less
Residential             7.2%        liabilities          (3.4%)
                                                        -----
                                                        100.0%
                                                        =====

---------------

(a) Unless otherwise indicated, securities owned are shares of common stock.

(b) Restricted security, see Note 7.

 *  Fair value as determined by the Board of Trustees.

 +  Non-income producing.

                       See Notes to Financial Statements.

                WORLDWIDE REAL ESTATE FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS:
Investments at value (identified cost, $858,314) (Note 1)...........................................................   $  872,588
Cash................................................................................................................       98,611
Receivables:
 Securities sold....................................................................................................       24,198
 From Advisor.......................................................................................................       11,899
 Dividends..........................................................................................................        2,996
Deferred organization costs (Note 1)................................................................................        6,413
                                                                                                                       ----------
     Total assets...................................................................................................    1,016,705
                                                                                                                       ----------
LIABILITIES:
Payables:
 Securities purchased...............................................................................................      152,521
 Organization costs.................................................................................................        7,162
Unrealized depreciation on open forward currency contracts (Note 5).................................................          246
Accounts payable....................................................................................................       12,970
                                                                                                                       ----------
     Total liabilities..............................................................................................      172,899
                                                                                                                       ----------
Net assets..........................................................................................................   $  843,806
                                                                                                                       ==========
Shares outstanding..................................................................................................       70,525
                                                                                                                       ==========
Net asset value, redemption and offering price per share ($843,806 / 70,525)........................................       $11.96
                                                                                                                           ======
Net assets consist of:
 Aggregate paid in capital..........................................................................................   $  750,000
 Unrealized appreciation of investments, forward currency contracts, and foreign currency...........................       14,336
 Undistributed net investment income................................................................................       12,305
 Undistributed realized gain........................................................................................       67,165
                                                                                                                       ----------
                                                                                                                       $  843,806
                                                                                                                       ==========

STATEMENT OF OPERATIONS

                                                                                                                FOR THE PERIOD
                                                                                                                JUNE 23, 1997+
                                                                                                                      TO
                                                                                                              DECEMBER 31, 1997
                                                                                                             --------------------
INCOME: (Note 1)
Dividend (net of foreign taxes withheld of $153)..........................................................                $11,564
Interest..................................................................................................                  1,144
                                                                                                                          -------
                                                                                                                           12,708
EXPENSES:
Management (Note 2).......................................................................................   $ 3,529
Professional..............................................................................................     8,000
Reports to shareholders...................................................................................     3,000
Custodian.................................................................................................     1,976
Amortization of organization costs........................................................................       749
                                                                                                             -------
     Total expenses.......................................................................................    17,254
Expenses assumed by the Advisor and reduced by a custodian fee arrangement (Note 2).......................    17,254
                                                                                                             -------
     Net expenses.........................................................................................                     --
                                                                                                                          -------
     Net investment income................................................................................                 12,708
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 3):
Realized gain from security transactions..................................................................                 65,851
Realized gain from foreign currency transactions..........................................................                    911
Unrealized appreciation of forward currency contracts and foreign currency receivables and payables.......                     62
Unrealized appreciation of investments....................................................................                 14,274
                                                                                                                          -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................................                $93,806
                                                                                                                          =======

---------------
+ Commencement of operations.

                       See Notes to Financial Statements.

                WORLDWIDE REAL ESTATE FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                  FOR THE
                                                                                                              PERIOD JUNE 23,
                                                                                                                 1997+ TO
                                                                                                               DECEMBER 31,
                                                                                                                   1997
                                                                                                              ---------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................................................................     $  12,708
  Realized gain from security transactions..................................................................        65,851
  Realized gain from foreign currency transactions..........................................................           911
  Unrealized appreciation of forward currency contracts and foreign currency receivables and payables.......            62
  Unrealized appreciation of investments....................................................................        14,274
                                                                                                                  --------
  Increase in net assets resulting from operations..........................................................        93,806
                                                                                                                  --------
CAPITAL SHARE TRANSACTIONS*:
  Net proceeds from sales of shares.........................................................................       750,000
  Cost of shares reacquired.................................................................................            --
                                                                                                                  --------
Increase in net assets resulting from capital share transactions............................................       750,000
                                                                                                                  --------
      Total increase in net assets..........................................................................       843,806
NET ASSETS:
Beginning of period.........................................................................................            --
                                                                                                                  --------
End of period (including undistributed net investment income of $12,305)....................................     $ 843,806
                                                                                                                  ========
*SHARES OF BENEFICIAL INTEREST OUTSTANDING WITH AN UNLIMITED NUMBER OF $.001 PAR VALUE SHARES
  AUTHORIZED AND ISSUED:
  Shares sold...............................................................................................        70,525
  Shares reacquired.........................................................................................            --
                                                                                                                  --------
  Net increase..............................................................................................        70,525
                                                                                                                  ========

---------------
+  Commencement of operations.

                       See Notes to Financial Statements.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

                                                                                                             FOR THE PERIOD
                                                                                                            JUNE 23, 1997 (a)
                                                                                                             TO DECEMBER 31,
                                                                                                                  1997
                                                                                                            -----------------
Net Asset Value, Beginning of Period......................................................................       $ 10.00
                                                                                                                 -------
Income From Investment Operations:
  Net Investment Income...................................................................................          0.18
  Net Gains on Securities (both realized and unrealized)..................................................          1.78
                                                                                                                 -------
Total From Investment Operations..........................................................................          1.96
                                                                                                                 -------
Less Distributions:
  Distributions from net investment income................................................................            --
                                                                                                                 -------
Net Asset Value, End of Period............................................................................       $ 11.96
                                                                                                                 =======
Total Return (b)..........................................................................................        19.60%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)...........................................................................       $   844
Ratio of Gross Expenses to Average Net Assets (c).........................................................         4.92%
Ratio of Net Expenses to Average Net Assets (c)...........................................................         0.00%
Ratio of Net Income to Average Net Assets (c).............................................................         3.62%
Portfolio Turnover Rate...................................................................................          123%
Average Commission Rate Paid..............................................................................       $0.0619

---------------

(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, and a redemption on the last day of the period. Total return is not annualized.
(c) Annualized.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Real Estate Fund series, a diversified fund (the "Fund"), of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates, and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national exchanges and traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The effect of these differences for the period ended December 31, 1997 decreased undistributed net investment income and increased undistributed realized gains by $403.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. Deferred organizational costs are being amortized over a period not to exceed five years.

NOTE 2--Van Eck Associates Corporation earned fees for investment management and advisory services. The fee is based on an annual rate of 1% of the average daily net assets, which includes the fee paid to the Advisor for accounting and administrative services. For the period ended December 31, 1997, Van Eck Associates Corporation agreed to waive its management fees of $3,529 and assume all expenses of the Fund

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

except interest, taxes, brokerage commissions and extraordinary expenses in the amount of $11,899. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation. As of December 31, 1997, Van Eck Associates Corp. owned 100% of the outstanding shares of beneficial interest of the Fund.

The Fund has a fee arrangement, based on cash balances left on deposit with the custodian, which reduces the Fund's operating expenses. For the period ended December 31, 1997, the Fund's expenses were reduced by $1,826, under this arrangement. The Fund could have invested the assets used in connection with the custodian fee arrangement, in an income producing asset if it had not entered into such an arrangement.

NOTE 3--Purchases and sales of securities, other than short-term obligations, aggregated $1,331,557 and $688,356, respectively, for the period ended December 31, 1997. For federal income tax purposes, the identified cost of investments owned at December 31, 1997 was $861,823. As of December 31, 1997, net unrealized appreciation for federal income tax purposes aggregated $10,765, of which $27,049 related to appreciated securities and $16,284 related to depreciated securities.

NOTE 4--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NOTE 5--FORWARD CURRENCY CONTRACTS:

The Fund bought and sold forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gain (loss) from forward currency transactions.

At December 31, 1997, the Fund had the following outstanding forward currency contracts:

                            VALUE AT
                           SETTLEMENT    CURRENT     UNREALIZED
CONTRACT                      DATE        VALUE     DEPRECIATION
----                       ----------    -------    ------------
FORWARD CURRENCY BUY CONTRACTS
AUD   17,664 expiring
        1/08/98             $ 11,530     $11,499       $  (31)
FRF   111,554 expiring
        1/30/98               18,667      18,520         (147)
JPY   2,693,915 expiring
        1/07/98               20,726      20,658          (68)
                                                       ------
                                                       $ (246)
                                                       ======

NOTE 6--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

NOTE 7--RESTRICTED SECURITIES

The following securities are restricted as to sale:

                                                      PERCENT OF
                        DATE                          NET ASSETS
                      ACQUIRED     COST     VALUE     AT 12/31/97
                      --------    ------    ------    -----------
O&Y Properties
  Corp. Special
  Warrants expiring
  10/10/98            10/07/97    $8,743    $8,394       0.99%

NOTE 8--An income dividend of $0.19 a share and a short-term capital gain dividend of $1.00 a share was paid on January 30, 1998 to shareholders of record date January 28, 1998 with a reinvestment date of January 30, 1998.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of the Van Eck Worldwide Insurance Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Worldwide Real Estate Fund (the "Fund") (one of the series constituting the Van Eck Worldwide Insurance Trust) as of December 31, 1997, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period June 23, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Worldwide Real Estate Fund series of the Van Eck Worldwide Insurance Trust as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period June 23, 1997 (commencement of operations) to December 31, 1997, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

New York, New York
February 13, 1998

                              VAN ECK WORLDWIDE
                               INSURANCE TRUST

                       --------------------------------

                                WORLDWIDE REAL
                                 ESTATE FUND








                      VAN ECK WORLDWIDE INSURANCE TRUST
                   ---------------------------------------
                      99 Park Avenue, New York, NY 10016





This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.


FR1998-0203-0194


                            [VAN ECK GLOBAL LOGO]





                              DECEMBER 31, 1997


                                   VAN ECK
                                  WORLDWIDE
                               INSURANCE TRUST
                                ANNUAL REPORT




                                  WORLDWIDE

                                 REAL ESTATE

                                     FUND




                             [VAN ECK GLOBAL LOGO]